Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q12

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings
Income Statement and Balance Sheet Data	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 29
Special Asset Pool	30

Corporate / Other	31
Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans	34
Consumer Loan Delinquency Amounts and Ratios
90+ Days	35
30-89 Days	36
Allowance for Credit Losses
Total Citigroup	37
Consumer and Corporate	38 - 39
Components of Provision for Loan Losses
Citicorp	40
Citi Holdings / Total Citigroup	41
Non-Accrual Assets
Total Citigroup	42
Citicorp	43
Citi Holdings	44

Reconciliation of Non-GAAP Financial Measures	45

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							1Q12 vs.
	1Q	2Q	3Q	4Q	1Q		1Q11 Increase/
	2011	2011	2011	2011	2012		(Decrease)

Total Revenues, Net of Interest Expense	$19,726	$20,622	$20,831	$17,174	$19,406		(2)%
Total Operating Expenses	12,326	12,936	12,460	13,211	12,319		—
Net Credit Losses	6,269	5,147	4,514	4,108	3,955		(37)%
Credit Reserve Build / (Release)	(3,370)	(1,966)	(1,465)	(1,464)	(1,127)		67%
Provision for Unfunded Lending Commitments	25	(13)	43	(4)	(38)		NM
Provision for Benefits & Claims	260	219	259	234	229		(12)%
Provision for Credit Losses and for Benefits and Claims	3,184	3,387	3,351	2,874	3,019		(5)%
Income from Continuing Operations before Income Taxes	4,216	4,299	5,020	1,089	4,068		(4)%
Income Taxes (benefits)	1,185	967	1,278	91	1,006		(15)%

Income from Continuing Operations	$3,031	$3,332	$3,742	$998	$3,062		1%
Income (Loss) from Discontinued Operations, net of Taxes	40	71	1	—	(5)		NM

Net Income before Attribution of Noncontrolling Interests	3,071	3,403	3,743	998	3,057		—
Net Income Attributable to Noncontrolling Interests	72	62	(28)	42	126		75%
Citigroup’s Net Income	$2,999	$3,341	$3,771	$956	$2,931		(2)%

Diluted Earnings Per Share (1):
Income from Continuing Operations	$0.97	$1.07	$1.23	$0.31	$0.96		(1)%
Citigroup’s Net Income	$0.99	$1.09	$1.23	$0.31	$0.95		(4)%
Shares (in millions) (1):
Average Basic	2,904.4	2,908.6	2,910.8	2,915.2	2,926.2		1%
Average Diluted	2,996.6	2,997.0	2,998.6	3,003.0	3,014.5		1%
Common Shares Outstanding, at period end	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2		—

Preferred Dividends - Basic	$4	$9	$4	$9	$4
Preferred Dividends - Diluted	$4	$9	$4	$9	$4

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,920	$3,200	$3,696	$930	$2,878		(1)%
Citigroup’s Net Income	$2,960	$3,270	$3,697	$930	$2,873		(3)%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,921	$3,206	$3,702	$933	$2,882		(1)%
Citigroup’s Net Income	$2,961	$3,276	$3,703	$933	$2,877		(3)%

Financial Ratios:
Tier 1 Common Ratio	11.34%	11.62%	11.71%	11.80%	12.4	%*
Tier 1 Capital Ratio	13.26%	13.55%	13.45%	13.55%	14.2	%*
Total Capital Ratio	16.98%	17.18%	16.89%	16.99%	17.6	%*
Leverage Ratio	7.00%	7.05%	7.01%	7.19%	7.5	%*
Return on Average Common Equity	7.3%	7.7%	8.4%	2.1%	6.5	%*

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,947.8	$1,956.6	$1,936.0	$1,873.9	$1,944.5	*	—
Total Deposits	865.9	866.3	851.3	865.9	906.1	*	5%
Citigroup’s Stockholders’ Equity	171.0	176.4	177.4	177.8	181.8	*	6%
Citigroup Equity and Trust Securities (included in LT Debt)	189.0	192.4	193.5	193.9	197.9	*	5%
Book Value Per Share (1)	$58.46	$60.34	$60.56	$60.70	$61.90	*	6%
Tangible Book Value Per Share (1)	$46.87	$48.75	$49.50	$49.74	$50.90	*	9%

Direct Staff (in thousands)	260	263	267	266	263		1%

(1)

Earnings per share, book value per share and tangible book value per share reflect Citigroup’s 1-for-10 reverse stock split which was effective May 6, 2011. Tangible book value per share is a non-GAAP financial measure. See page 45 for a reconciliation of this measure to its most comparable GAAP measure.

Note: Ratios and returns are calculated based on the displayed numbers.
NM Not meaningful
* Preliminary
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)
Revenues
Interest revenue	$18,155	$18,586	$18,145	$17,795	$17,537	(3)%
Interest expense	6,053	6,438	6,031	5,712	5,590	(8)%
Net interest revenue	12,102	12,148	12,114	12,083	11,947	(1)%

Commissions and fees	3,368	3,557	3,043	2,882	3,138	(7)%
Principal transactions	3,167	2,616	2,103	(652)	1,931	(39)%
Administrative and other fiduciary fees	1,097	1,068	945	885	981	(11)%
Realized gains (losses) on investments	580	583	765	69	2,002	NM
Other-than temporary impairment losses on investments and other assets (1)	(1,707)	(171)	(146)	(230)	(1,382)	19%
Insurance premiums	672	684	658	633	635	(6)%
Other revenue	447	137	1,349	1,504	154	(66)%
Total non-interest revenues	7,624	8,474	8,717	5,091	7,459	(2)%
Total revenues, net of interest expense	19,726	20,622	20,831	17,174	19,406	(2)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	6,269	5,147	4,514	4,108	3,955	(37)%
Credit reserve build / (release)	(3,370)	(1,966)	(1,465)	(1,464)	(1,127)	67%
Provision for loan losses	2,899	3,181	3,049	2,644	2,828	(2)%
Policyholder benefits and claims	260	219	259	234	229	(12)%
Provision for unfunded lending commitments	25	(13)	43	(4)	(38)	NM
Total provisions for credit losses and for benefits and claims	3,184	3,387	3,351	2,874	3,019	(5)%

Operating Expenses
Compensation and benefits	6,409	6,669	6,223	6,387	6,385	—
Premises and Equipment	825	832	860	809	799	(3)%
Technology / communication expense	1,214	1,275	1,306	1,338	1,382	14%
Advertising and marketing expense	397	627	635	687	503	27%
Other operating	3,481	3,533	3,436	3,990	3,250	(7)%
Total operating expenses	12,326	12,936	12,460	13,211	12,319	—

Income from Continuing Operations before Income Taxes	4,216	4,299	5,020	1,089	4,068	(4)%
Provision (benefits) for income taxes	1,185	967	1,278	91	1,006	(15)%

Income from Continuing Operations	3,031	3,332	3,742	998	3,062	1%
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	60	(17)	(5)	(15)	(3)
Gain (Loss) on Sale	4	126	16	9	(1)
Provision (benefits) for income taxes	24	38	10	(6)	1
Income (Loss) from Discontinued Operations, net of taxes	40	71	1	—	(5)	NM
Net Income before attribution of Noncontrolling Interests	3,071	3,403	3,743	998	3,057	—
Net Income attributable to noncontrolling interests	72	62	(28)	42	126	75%
Citigroup’s Net Income	$2,999	$3,341	$3,771	$956	$2,931	(2)%

(1)	First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to Citi’s investment in Akbank T.A.S.

(2)	Discontinued operations includes:
	a)	The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.
	b)	The sale of The Student Loan Corporation.
	c)	The sale of the Egg Credit Card business.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						Mar 31, 2012
						vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	Dec 31, 2011
	2011	2011	2011	2011	2012 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$27,842	$27,766	$28,950	$28,701	$26,605	(7)%
Deposits with banks	163,603	156,181	159,338	155,784	183,949	18%
Fed funds sold and securities borr’d or purch under agree. to resell	261,120	283,976	290,645	275,849	289,057	5%
Brokerage receivables	40,901	40,695	37,992	27,777	39,443	42%
Trading account assets	323,110	322,349	320,637	291,734	307,050	5%
Investments
Available-for-sale and non-marketable equity securities	311,773	294,664	273,791	281,930	287,197	2%
Held-to-maturity	15,484	14,910	12,866	11,483	10,126	(12)%
Total Investments	327,257	309,574	286,657	293,413	297,323	1%
Loans, net of unearned income
Consumer	438,429	439,939	424,212	423,340	416,103	(2)%
Corporate	198,707	207,561	213,027	223,902	231,919	4%
Loans, net of unearned income	637,136	647,500	637,239	647,242	648,022	—
Allowance for loan losses	(36,568)	(34,362)	(32,052)	(30,115)	(29,020)	4%
Total loans, net	600,568	613,138	605,187	617,127	619,002	—
Goodwill	26,339	26,621	25,496	25,413	25,810	2%
Intangible assets (other than MSRs)	7,280	7,136	6,800	6,600	6,413	(3)%
Mortgage servicing rights (MSRs)	4,690	4,258	2,852	2,569	2,691	5%
Other assets	162,433	164,932	171,438	148,911	147,180	—
Assets related to discontinued operations held for sale	2,672	—	—	—	—	—
Total assets	$1,947,815	$1,956,626	$1,935,992	$1,873,878	$1,944,523	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$81,839	$86,631	$103,129	$119,437	$122,405	2%
Interest-bearing deposits in U.S. offices	222,613	220,436	218,595	223,851	228,357	2%
Total U.S. Deposits	304,452	307,067	321,724	343,288	350,762	2%
Non-interest-bearing deposits in offices outside the U.S.	61,851	61,898	58,564	57,357	60,691	6%
Interest-bearing deposits in offices outside the U.S.	499,560	497,345	470,993	465,291	494,659	6%
Total International Deposits	561,411	559,243	529,557	522,648	555,350	6%

Total deposits	865,863	866,310	851,281	865,936	906,112	5%
Fed funds purch and securities loaned or sold under agree. to repurch.	187,825	203,843	223,612	198,373	226,008	14%
Brokerage payables	50,394	57,245	56,093	56,696	56,966	—
Trading account liabilities	146,346	152,307	148,851	126,082	135,956	8%
Short-term borrowings	78,622	72,889	65,818	54,441	55,611	2%
Long-term debt	376,541	352,458	333,824	323,505	311,079	(4)%
Other liabilities (2)	68,792	72,929	77,171	69,272	69,068	0%
Liabilities related to discontinued operations held for sale	39	—	—	—	—	—
Total liabilities	$1,774,422	$1,777,981	$1,756,650	$1,694,305	$1,760,800	4%

Equity
Stockholders’ Equity
Preferred Stock	$312	$312	$312	$312	$312	—
Common Stock	29	29	29	29	29	—
Additional paid-in capital	103,004	103,475	105,562	105,804	105,787	—
Retained earnings	82,554	85,857	89,602	90,520	93,310	3%
Treasury stock	(878)	(1,087)	(1,089)	(1,071)	(883)	18%
Accumulated other comprehensive income (loss)	(13,984)	(12,222)	(17,044)	(17,788)	(16,735)	6%
Total Common Equity	$170,725	$176,052	$177,060	$177,494	$181,508	2%

Total Citigroup stockholders’ equity	$171,037	$176,364	$177,372	$177,806	$181,820	2%
Noncontrolling interests	2,356	2,281	1,970	1,767	1,903	8%
Total equity	173,393	178,645	179,342	179,573	183,723	2%
Total liabilities and equity	$1,947,815	$1,956,626	$1,935,992	$1,873,878	$1,944,523	4%

(1) Preliminary

(2)

Includes allowance for credit losses for letters of credit and unfunded lending commitments of $1,105 million for the first quarter of 2011, $1,097 million for the second quarter of 2011, $1,139 million for the third quarter of 2011, $1,136 million for the fourth quarter of 2011 and $1,097 million for the first quarter of 2012, respectively.

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

CITICORP
Global Consumer Banking
North America	$4,943	$4,949	$5,100	$5,167	$5,198	5%
EMEA	421	410	379	348	378	(10)%
Latin America	2,294	2,408	2,417	2,350	2,441	6%
Asia	1,896	2,026	2,067	2,020	1,997	5%
Total	9,554	9,793	9,963	9,885	10,014	5%

Securities and Banking
North America	2,328	2,125	2,445	660	1,348	(42)%
EMEA	2,061	1,642	2,299	1,219	1,954	(5)%
Latin America	588	682	521	579	755	28%
Asia	1,045	1,033	1,460	736	1,218	17%
Total	6,022	5,482	6,725	3,194	5,275	(12)%
Transaction Services
North America	610	609	620	605	641	5%
EMEA	837	898	893	858	894	7%
Latin America	417	439	444	413	451	8%
Asia	698	731	759	748	757	8%
Total	2,562	2,677	2,716	2,624	2,743	7%

Total Citicorp	18,138	17,952	19,404	15,703	18,032	(1)%

Corporate / Other	(61)	263	300	383	500	NM

Total Citicorp & Corp / Other	18,077	18,215	19,704	16,086	18,532	3%

CITI HOLDINGS
Brokerage and Asset Management	137	47	55	43	(46)	NM
Local Consumer Lending	1,519	1,345	1,299	1,279	1,326	(13)%
Special Asset Pool	(7)	1,015	(227)	(234)	(406)	NM
Total Citi Holdings	1,649	2,407	1,127	1,088	874	(47)%

Total Citigroup - Net Revenues	$19,726	20,622	20,831	17,174	$19,406	(2)%

Credit valuation adjustment (CVA) on derivatives (excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (*)	(256)	164	1,938	(40)	(1,288)	NM

Total Citigroup - Net Revenues - Excluding DVA/CVA	$19,982	$20,458	$18,893	$17,214	$20,694	4%

(*) Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Brokerage and Asset Management & Special Asset Pool lines above.
NM Not meaningful
Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$937	$1,111	$1,103	$944	$1,317	41%
EMEA	57	33	9	(4)	(7)	NM
Latin America	473	396	339	370	375	(21)%
Asia	453	479	562	410	503	11%
Total	1,920	2,019	2,013	1,720	2,188	14%

Securities and Banking
North America	464	347	674	(441)	128	(72)%
EMEA	764	341	735	160	512	(33)%
Latin America	273	296	207	198	342	25%
Asia	210	210	526	(51)	307	46%
Total	1,711	1,194	2,142	(134)	1,289	(25)%
Transaction Services
North America	106	129	112	68	126	19%
EMEA	275	286	286	283	315	15%
Latin America	172	160	168	139	178	3%
Asia	283	289	316	277	302	7%
Total	836	864	882	767	921	10%

Total Citicorp	4,467	4,077	5,037	2,353	4,398	(2)%

Corporate / Other	(479)	(134)	(74)	(41)	(312)	35%

Total Citicorp & Corp / Other	3,988	3,943	4,963	2,312	4,086	2%

CITI HOLDINGS
Brokerage and Asset Management	(10)	(100)	(83)	(93)	(136)	NM
Local Consumer Lending	(1,009)	(1,189)	(1,011)	(1,204)	(633)	37%
Special Asset Pool	62	678	(127)	(17)	(255)	NM
Total Citi Holdings	(957)	(611)	(1,221)	(1,314)	(1,024)	(7)%

Income From Continuing Operations	3,031	3,332	3,742	998	3,062	1%
Discontinued Operations	40	71	1	—	(5)

Net Income Attributable to Noncontrolling Minority Interests	72	62	(28)	42	126	75%

Citigroup’s Net Income	$2,999	$3,341	$3,771	$956	$2,931	(2)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)
Revenues
Net interest revenue	$11,059	$11,163	$11,363	$11,153	$11,233	2%
Non-interest revenue	7,079	6,789	8,041	4,550	6,799	(4)%
Total revenues, net of interest expense	18,138	17,952	19,404	15,703	18,032	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	3,250	2,982	2,632	2,595	2,220	(32)%
Credit reserve build / (release)	(1,811)	(1,391)	(932)	(851)	(576)	68%
Provision for loan losses	1,439	1,591	1,700	1,744	1,644	14%
Provision for benefits & claims	55	36	56	45	58	5%
Provision for unfunded lending commitments	4	(5)	45	48	(12)	NM
Total provisions for credit losses and for benefits and claims	1,498	1,622	1,801	1,837	1,690	13%

Total operating expenses	10,236	10,669	10,427	10,844	10,305	1%

Income from Continuing Operations before
Income Taxes	6,404	5,661	7,176	3,022	6,037	(6)%
Provision for income taxes	1,937	1,584	2,139	669	1,639	(15)%

Income from Continuing Operations	4,467	4,077	5,037	2,353	4,398	(2)%
Net Income (loss) attributable to noncontrolling interests	11	12	6	27	61	NM
Citicorp’s Net Income	$4,456	$4,065	$5,031	$2,326	$4,337	(3)%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,372	$1,423	$1,406	$1,365	$1,424	4%
Average Assets	$1,366	$1,422	$1,423	$1,390	$1,400	2%
Return on Assets	1.32%	1.15%	1.40%	0.66%	1.25%
Total EOP Deposits	$787	$791	$779	$799	$839	7%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$7,332	$7,411	$7,515	$7,425	$7,373	1%
Non-Interest Revenue	2,222	2,382	2,448	2,460	2,641	19%
Total Revenues, Net of Interest Expense	9,554	9,793	9,963	9,885	10,014	5%
Total Operating Expenses	5,091	5,357	5,382	5,578	5,210	2%
Net Credit Losses	3,040	2,832	2,545	2,423	2,278	(25)%
Credit Reserve Build / (Release)	(1,417)	(1,335)	(964)	(713)	(734)	48%
Provision for Unfunded Lending Commitments	—	3	—	—	(1)	—
Provision for Benefits & Claims	55	36	56	45	58	5%
Provision for Loan Losses and for Benefits and Claims	1,678	1,536	1,637	1,755	1,601	(5)%
Income from Continuing Operations before Taxes	2,785	2,900	2,944	2,552	3,203	15%
Income Taxes	865	881	931	832	1,015	17%
Income from Continuing Operations	1,920	2,019	2,013	1,720	2,188	14%
Net Income (loss) Attributable to Noncontrolling Interests	(2)	3	1	(2)	1	NM
Net Income	$1,922	$2,016	$2,012	$1,722	$2,187	14%
Average Assets (in billions of dollars)	$367	$377	$380	$380	$384	5%
Return on Assets	2.12%	2.14%	2.10%	1.80%	2.29%

Net Credit Losses as a % of Average Loans	4.56%	4.12%	3.64%	3.44%	3.19%

Revenue by Business
Retail Banking	$3,934	$4,143	$4,173	$4,148	$4,518	15%
Cards (1)	5,620	5,650	5,790	5,737	5,496	(2)%
Total	$9,554	$9,793	$9,963	$9,885	$10,014	5%

Net Credit Losses by Business
Retail Banking	$281	$302	$298	$309	$282	—
Cards (1)	2,759	2,530	2,247	2,114	1,996	(28)%
Total	$3,040	$2,832	$2,545	$2,423	$2,278	(25)%

Income (loss) from Continuing Operations by Business
Retail Banking	$679	$631	$628	$585	$812	20%
Cards (1)	1,241	1,388	1,385	1,135	1,376	11%
Total	$1,920	$2,019	$2,013	$1,720	$2,188	14%

(1) Includes both Citi-Branded Cards and Citi Retail Services.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,205	4,212	4,192	4,204	4,150	(1)%
Accounts (in millions)	61.0	61.8	62.4	62.3	64.1	5%
Average Deposits	$309.7	$316.9	$315.4	$313.2	$318.6	3%
Investment Sales (International Only)	$20.2	$17.9	$14.8	$12.5	$19.0	(6)%
Investment AUMs	$133.9	$138.7	$122.4	$126.2	$137.6	3%
Average Loans	$119.8	$127.1	$129.2	$131.4	$139.3	16%
EOP Loans:
Real Estate Lending	$63.9	$66.9	$67.1	$70.8	$73.8	15%
Commercial Markets	35.4	37.1	36.3	36.4	38.1	8%
Personal and Other	24.3	25.5	24.5	26.8	28.1	16%
EOP Loans	$123.6	$129.5	$127.9	$134.0	$140.0	13%

Net Interest Revenue (in millions) (1)	$2,642	$2,705	$2,724	$2,705	$2,746	4%
As a % of Average Loans	8.94%	8.54%	8.36%	8.17%	7.93%

Net Credit Losses (in millions)	$281	$302	$298	$309	$282	—
As a % of Average Loans	0.95%	0.95%	0.92%	0.93%	0.81%
Loans 90+ Days Past Due (in millions) (2)	$801	$812	$761	$737	$811	1%
As a % of EOP Loans	0.65%	0.63%	0.60%	0.56%	0.58%
Loans 30-89 Days Past Due (in millions) (2)	$1,143	$1,088	$977	$1,040	$1,032	(10)%
As a % of EOP Loans	0.93%	0.85%	0.77%	0.78%	0.74%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts	137.6	137.3	137.1	137.6	135.0	(2)%
Purchase Sales	$80.8	$90.4	$89.8	$95.2	$85.4	6%

Average Loans (in billions) (3)	$150.3	$148.4	$148.5	$148.4	$148.3	(1)%
EOP Loans (in billions) (3)	$147.5	$150.5	$147.5	$153.4	$146.2	(1)%
Average Yield (4)	14.49%	14.28%	14.18%	14.00%	14.04%
Net Interest Revenue (5)	$4,688	$4,705	$4,791	$4,718	$4,627	(1)%
As a % of Average Loans (5)	12.65%	12.72%	12.80%	12.61%	12.55%
Net Credit Losses	$2,759	$2,530	$2,247	$2,114	$1,996	(28)%
As a % of Average Loans	7.44%	6.84%	6.00%	5.65%	5.41%
Net Credit Margin (6)	$2,844	$3,106	$3,525	$3,610	$3,487	23%
As a % of Average Loans (6)	7.67%	8.39%	9.42%	9.65%	9.46%
Loans 90+ Days Past Due	$3,285	$2,893	$2,622	$2,637	$2,499	(24)%
As a % of EOP Loans	2.23%	1.92%	1.78%	1.72%	1.71%
Loans 30-89 Days Past Due	$3,502	$3,205	$3,072	$3,032	$2,694	(23)%
As a % of EOP Loans	2.37%	2.13%	2.08%	1.98%	1.84%

(1) Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2) The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See Note 1 on North America Regional Consumer Banking on page 10.

(3) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4) Average yield is gross interest revenue earned divided by average loans.

(5) Net interest revenue includes certain fees that are recorded as interest revenue.

(6) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$4,206	$4,192	$4,268	$4,249	$4,125	(2)%
Non-Interest Revenue	737	757	832	918	1,073	46%
Total Revenues, Net of Interest Expense	4,943	4,949	5,100	5,167	5,198	5%
Total Operating Expenses	2,278	2,331	2,409	2,672	2,341	3%
Net Credit Losses	2,372	2,136	1,854	1,739	1,629	(31)%
Credit Reserve Build / (Release)	(1,201)	(1,240)	(955)	(785)	(841)	30%
Provision for Unfunded Lending Commitments	—	(1)	(1)	1	—	—
Provision for Benefits & Claims	17	14	18	13	14	(18)%
Provision for Loan Losses and for Benefits and Claims	1,188	909	916	968	802	(32)%
Income from Continuing Operations before Taxes	1,477	1,709	1,775	1,527	2,055	39%
Income Taxes (benefits)	540	598	672	583	738	37%
Income from Continuing Operations	937	1,111	1,103	944	1,317	41%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	—	—
Net Income	$937	$1,111	$1,103	$944	$1,317	41%
Average Assets (in billions of dollars)	$162	$161	$167	$170	$169	4%
Return on Assets	2.35%	2.77%	2.62%	2.20%	3.13%

Net Credit Losses as a % of Average Loans	6.56%	5.90%	4.99%	4.60%	4.32%

Revenue by Business
Retail Banking	$1,188	$1,251	$1,282	$1,392	$1,628	37%
Citi-Branded Cards	2,204	2,173	2,192	2,161	2,068	(6)%
Citi Retail Services	1,551	1,525	1,626	1,614	1,502	(3)%
Total	$4,943	$4,949	$5,100	$5,167	$5,198	5%

Net Credit Losses by Business
Retail Banking	$88	$79	$65	$70	$62	(30)%
Citi-Branded Cards	1,352	1,231	1,099	986	902	(33)%
Citi Retail Services	932	826	690	683	665	(29)%
Total	$2,372	$2,136	$1,854	$1,739	$1,629	(31)%

Income (loss) from Continuing Operations by Business
Retail Banking	$85	$96	$118	$164	$331	NM
Citi-Branded Cards	477	596	577	501	607	27%
Citi Retail Services	375	419	408	279	379	1%
Total	$937	$1,111	$1,103	$944	$1,317	41%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,000	1,002	1,005	1,016	1,020	2%
Accounts (in millions)	13.0	12.9	12.9	12.7	12.5	(4)%
Investment AUMs	$29.9	$30.8	$28.3	$29.4	$31.1	4%

Average Deposits	$143.6	$144.4	$145.4	$147.0	$149.2	4%

Average Loans	$31.9	$33.6	$35.2	$37.3	$40.5	27%

EOP Loans:
Real Estate Lending	$25.8	$27.2	$29.0	$31.4	$32.6	26%
Commercial Markets	6.0	6.2	6.3	6.4	6.9	15%
Personal and Other	1.2	1.1	1.2	1.1	1.1	(8)%
Total EOP Loans	$33.0	$34.5	$36.5	$38.9	$40.6	23%

Mortgage Originations	$14.1	$11.0	$17.0	$21.1	$14.3	1%

Third Party Mortgage Servicing Portfolio (EOP)	$196.0	$196.5	$196.6	$197.9	$196.7	—

Net Servicing & Gain/(Loss) on Sale (in millions)	$129.0	$126.5	$186.5	$295.0	$532.6	NM

Net Interest Revenue on Loans (in mllions)	$170	$176	$179	$181	$193	14%
As a % of Avg. Loans	2.16%	2.10%	2.02%	1.93%	1.92%

Net Credit Losses (in millions)	$88	$79	$65	$70	$62	(30)%
As a % of Avg. Loans	1.12%	0.94%	0.73%	0.74%	0.62%

Loans 90+ Days Past Due (in millions) (1)	$241	$211	$232	$235	$260	8%
As a % of EOP Loans	0.75%	0.63%	0.66%	0.63%	0.66%
Loans 30-89 Days Past Due (in millions) (1)	$185	$209	$218	$213	$183	—
As a % of EOP Loans	0.58%	0.62%	0.62%	0.57%	0.47%

(1)          The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were $352 million and ($0.9 billion), $400 million and ($0.9 billion), $512 million and ($1.3 billion), $611 mlllion and ($1.3 billion) and $718 mlllion and ($1.3 billion) as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $52 million and ($0.9 billion), $77 million and ($0.9 billion), $102 million and ($1.3 billion), $121 million and ($1.3 billion) and $121 million and ($1.3 billion) as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	21.7	21.8	22.2	22.6	22.7	5%
Purchase Sales (in billions)	$37.2	$40.8	$40.5	$42.1	$38.2	3%

Average Loans (in billions) (1)	$75.1	$73.6	$74.0	$74.4	$73.5	(2)%

EOP Loans (in billions) (1)	$74.5	$75.0	$75.1	$77.2	$72.7	(2)%

Average Yield (2)	11.14%	10.50%	10.35%	10.13%	10.19%
Net Interest Revenue (3)	$1,830	$1,754	$1,760	$1,731	$1,692	(8)%
As a % of Avg. Loans (3)	9.88%	9.56%	9.44%	9.23%	9.26%
Net Credit Losses	$1,352	$1,231	$1,099	$986	$902	(33)%
As a % of Average Loans	7.30%	6.71%	5.89%	5.26%	4.94%
Net Credit Margin (4)	$846	$938	$1,086	$1,170	$1,163	37%
As a % of Avg. Loans (4)	4.57%	5.11%	5.82%	6.24%	6.36%
Loans 90+ Days Past Due	$1,435	$1,214	$1,063	$1,016	$982	(32)%
As a % of EOP Loans	1.93%	1.62%	1.42%	1.32%	1.35%
Loans 30-89 Days Past Due	$1,335	$1,142	$1,106	$1,078	$887	(34)%
As a % of EOP Loans	1.79%	1.52%	1.47%	1.40%	1.22%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	85.5	84.8	83.6	83.6	80.9	(5)%
Purchase Sales (in billions)	$15.2	$18.5	$17.7	$20.5	$15.5	2%

Average Loans (in billions) (1)	$39.6	$38.1	$38.1	$38.3	$37.6	(5)%
EOP Loans (in billions) (1)	$37.4	$38.3	$37.9	$39.9	$36.7	(2)%

Average Yield (2)	18.17%	18.23%	18.38%	18.02%	18.19%
Net Interest Revenue (3)	$1,544	$1,564	$1,650	$1,638	$1,577	2%
As a % of Avg. Loans (3)	15.81%	16.47%	17.18%	16.97%	16.87%
Net Credit Losses	$932	$826	$690	$683	$665	(29)%
As a % of Average Loans	9.54%	8.70%	7.19%	7.08%	7.11%
Net Credit Margin (4)	$608	$689	$925	$923	$827	36%
As a % of Avg. Loans (4)	6.23%	7.25%	9.63%	9.56%	8.85%
Loans 90+ Days Past Due	$1,110	$913	$902	$951	$845	(24)%
As a % of EOP Loans	2.97%	2.38%	2.38%	2.38%	2.30%
Loans 30-89 Days Past Due	$1,277	$1,171	$1,205	$1,175	$995	(22)%
As a % of EOP Loans	3.41%	3.06%	3.18%	2.94%	2.71%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$242	$248	$233	$224	$262	8%
Non-Interest Revenue	179	162	146	124	116	(35)%
Total Revenues, Net of Interest Expense	421	410	379	348	378	(10)%
Total Operating Expenses	318	355	344	326	359	13%
Net Credit Losses	49	46	49	28	29	(41)%
Credit Reserve Build / (Release)	(34)	(55)	(32)	3	(5)	85%
Provision for Unfunded Lending Commitments	—	4	1	(1)	(1)	—
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	15	(5)	18	30	23	53%
Income (loss) from Continuing Operations before Taxes	88	60	17	(8)	(4)	NM
Income Taxes (benefits)	31	27	8	(4)	3	(90)%
Income from Continuing Operations	57	33	9	(4)	(7)	NM
Net Income (loss) Attributable to Noncontrolling Interests	—	2	1	(3)	1	—
Net Income	$57	$31	$8	$(1)	$(8)	NM
Average Assets (in billions of dollars)	$10	$10	$10	$10	$9	—
Return on Assets	2.31%	1.24%	0.32%	(0.04)%	(0.36)%

Net Credit Losses as a % of Average Loans	2.72%	2.46%	2.70%	1.59%	1.62%

Revenue by Business
Retail Banking	$242	$234	$215	$199	$222	(8)%
Citi-Branded Cards	179	176	164	149	156	(13)%
Total	$421	$410	$379	$348	$378	(10)%

Net Credit Losses by Business
Retail Banking	$23	$23	$29	$12	$12	(48)%
Citi-Branded Cards	26	23	20	16	17	(35)%
Total	$49	$46	$49	$28	$29	(41)%

Income (loss) from Continuing Operations by Business
Retail Banking	$13	$(11)	$(21)	$(18)	$(21)	NM
Citi-Branded Cards	44	44	30	14	14	(68)%
Total	$57	$33	$9	$(4)	$(7)	NM

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	302	301	299	296	286	(5)%
Accounts (in millions)	3.9	4.0	4.0	4.0	4.0	3%
Average Deposits	$12.7	$12.9	$12.4	$12.0	$12.5	(2)%
Investment Sales	$1.0	$1.0	$1.0	$0.8	$1.0	—
Investment AUMs	$5.3	$5.5	$4.8	$4.7	$5.3	—
Average Loans	$4.4	$4.5	$4.4	$4.3	$4.4	—
EOP Loans:
Real Estate Lending	$0.1	$0.2	$0.2	$0.2	$0.2	100%
Commercial Markets	1.9	2.0	1.8	1.7	1.8	(5)%
Personal and Other	2.5	2.5	2.3	2.3	2.5	—
Total EOP Loans	$4.5	$4.7	$4.3	$4.2	$4.5	—

Net Interest Revenue (in millions) (1)	$124	$127	$118	$117	$145	17%
As a % of Average Loans (1)	11.43%	11.32%	10.64%	10.79%	13.25%
Net Credit Losses (in millions)	$23	$23	$29	$12	$12	(48)%
As a % of Average Loans	2.12%	2.05%	2.61%	1.11%	1.10%
Loans 90+ Days Past Due (in millions)	$77	$76	$65	$59	$62	(19)%
As a % of EOP Loans	1.71%	1.62%	1.51%	1.40%	1.38%
Loans 30-89 Days Past Due (in millions)	$143	$132	$107	$94	$92	(36)%
As a % of EOP Loans	3.18%	2.81%	2.49%	2.24%	2.04%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.5	2.5	2.6	2.6	2.6	4%
Purchase Sales	$2.3	$2.7	$2.6	$2.7	$2.7	17%
Average Loans (2)	$2.9	$3.0	$2.8	$2.7	$2.8	(3)%
EOP Loans (2)	$2.9	$3.0	$2.7	$2.7	$2.9	—
Average Yield (3)	20.61%	19.86%	20.14%	19.81%	19.71%	(4)%

Net Interest Revenue (in millions) (4)	$118	$121	$115	$107	$117	(1)%
As a % of Avg. Loans (4)	16.50%	16.18%	16.29%	15.72%	16.81%
Net Credit Losses (in millions)	$26	$23	$20	$16	$17	(35)%
As a % of Average Loans	3.64%	3.08%	2.83%	2.35%	2.44%
Net Credit Margin (in millions) (5)	$153	$153	$144	$133	$139	(9)%
As a % of Avg. Loans (5)	21.40%	20.46%	20.40%	19.54%	19.97%
Loans 90+ Days Past Due (in millions)	$60	$54	$47	$44	$43	(28)%
As a % of EOP Loans	2.07%	1.80%	1.74%	1.63%	1.48%
Loans 30-89 Days Past Due (in millions)	$78	$72	$63	$59	$65	(17)%
As a % of EOP Loans	2.69%	2.40%	2.33%	2.19%	2.24%

(1)   Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average yield is gross interest revenue earned divided by average loans.

(4)   Net interest revenue includes certain fees that are recorded as interest revenue.

(5)   Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$1,560	$1,622	$1,654	$1,620	$1,659	6%
Non-Interest Revenue	734	786	763	730	782	7%
Total Revenues, Net of Interest Expense	2,294	2,408	2,417	2,350	2,441	6%
Total Operating Expenses	1,366	1,495	1,487	1,408	1,364	—
Net Credit Losses	407	425	406	446	430	6%
Credit Reserve Build / (Release)	(147)	(21)	63	38	113	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Benefits & Claims	38	22	38	32	44	16%
Provision for Loan Losses and for Benefits and Claims	298	426	507	516	587	97%
Income from Continuing Operations before Taxes	630	487	423	426	490	(22)%
Income Taxes	157	91	84	56	115	(27)%
Income from Continuing Operations	473	396	339	370	375	(21)%
Net Income (loss) Attributable to Noncontrolling Interests	(2)	1	—	1	—	100%
Net Income	$475	$395	$339	$369	$375	(21)%
Average Assets (in billions of dollars)	$77	$83	$80	$78	$81	5%
Return on Assets	2.50%	1.91%	1.68%	1.88%	1.86%

Net Credit Losses as a % of Average Loans	4.84%	4.64%	4.43%	4.87%	4.31%

Revenue by Business
Retail Banking	$1,333	$1,398	$1,394	$1,343	$1,448	9%
Citi-Branded Cards	961	1,010	1,023	1,007	993	3%
Total	$2,294	$2,408	$2,417	$2,350	$2,441	6%

Net Credit Losses by Business
Retail Banking	$103	$117	$113	$142	$143	39%
Citi-Branded Cards	304	308	293	304	287	(6)%
Total	$407	$425	$406	$446	$430	6%

Income (loss) from Continuing Operations by Business
Retail Banking	$295	$236	$169	$202	$202	(32)%
Citi-Branded Cards	178	160	170	168	173	(3)%
Total	$473	$396	$339	$370	$375	(21)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,196	2,210	2,215	2,221	2,201	—
Accounts (in millions)	27.8	28.4	28.8	29.2	31.1	12%
Average Deposits	$45.3	$47.8	$45.5	$44.4	$46.0	2%
Investment Sales	$7.9	$6.3	$5.3	$5.7	$9.6	22%
Investment AUMs	$47.4	$50.5	$44.3	$46.9	$53.3	12%
Average Loans	$20.7	$22.7	$22.6	$22.7	$25.7	24%
EOP Loans:
Real Estate Lending	$4.7	$4.8	$4.3	$4.4	$5.1	9%
Commercial Markets	10.6	11.4	10.7	10.9	11.7	10%
Personal and Other	6.3	7.0	6.6	8.3	9.3	48%
Total EOP Loans	$21.6	$23.2	$21.6	$23.6	$26.1	21%

Net Interest Revenue (in millions) (1)	$862	$874	$906	$890	$938	9%
As a % of Avg. Loans (1)	16.89%	15.44%	15.90%	15.55%	14.68%
Net Credit Losses (in millions)	$103	$117	$113	$142	$143	39%
As a % of Average Loans	2.02%	2.07%	1.98%	2.48%	2.24%
Loans 90+ Days Past Due (in millions)	$249	$259	$240	$221	$244	(2)%
As a % of EOP Loans	1.15%	1.12%	1.11%	0.94%	0.93%
Loans 30-89 Days Past Due (in millions)	$324	$301	$267	$289	$323	—
As a % of EOP Loans	1.50%	1.30%	1.24%	1.22%	1.24%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	12.5	12.6	12.9	12.9	13.1	5%
Purchase Sales (in billions)	$9.1	$10.0	$10.3	$10.8	$10.2	12%
Average Loans (in billions) (2)	$13.4	$14.0	$13.8	$13.6	$14.4	7%
EOP Loans (in billions) (2)	$13.5	$14.2	$12.9	$13.7	$14.3	6%
Average Yield (3)	22.19%	22.83%	22.92%	23.52%	22.74%	2%

Net Interest Revenue (in millions) (4)	$698	748	$748	$730	$721	3%
As a % of Avg. Loans (4)	21.13%	21.43%	21.50%	21.30%	20.14%
Net Credit Losses (in millions)	$304	$308	$293	$304	$287	(6)%
As a % of Average Loans	9.20%	8.82%	8.42%	8.87%	8.02%
Net Credit Margin (in millions) (5)	$657	$702	$730	$703	$706	7%
As a % of Avg. Loans (5)	19.88%	20.11%	20.99%	20.51%	19.72%
Loans 90+ Days Past Due	$445	$462	$396	$412	$405	(9)%
As a % of EOP Loans	3.30%	3.25%	3.07%	3.01%	2.83%
Loans 30-89 Days Past Due	$454	$469	$398	$399	$426	(6)%
As a % of EOP Loans	3.36%	3.30%	3.09%	2.91%	2.98%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$1,324	$1,349	$1,360	$1,332	$1,327	—
Non-Interest Revenue	572	677	707	688	670	17%
Total Revenues, Net of Interest Expense	1,896	2,026	2,067	2,020	1,997	5%
Total Operating Expenses	1,129	1,176	1,142	1,172	1,146	2%
Net Credit Losses	212	225	236	210	190	(10)%
Credit Reserve Build / (Release)	(35)	(19)	(40)	31	(1)	97%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	177	206	196	241	189	7%
Income from Continuing Operations before Taxes	590	644	729	607	662	12%
Income Taxes	137	165	167	197	159	16%
Income from Continuing Operations	453	479	562	410	503	11%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	—	—	—
Net Income	$453	$479	$562	$410	$503	11%
Average Assets (in billions of dollars)	$118	$123	$123	$122	$125	6%
Return on Assets	1.56%	1.56%	1.81%	1.33%	1.62%

Net Credit Losses as a % of Average Loans	1.05%	1.05%	1.08%	0.96%	0.86%

Revenue by Business
Retail Banking	$1,171	$1,260	$1,282	$1,214	$1,220	4%
Citi-Branded Cards	725	766	785	806	777	7%
Total	$1,896	$2,026	$2,067	$2,020	$1,997	5%

Net Credit Losses by Business
Retail Banking	$67	$83	$91	$85	$65	(3)%
Citi-Branded Cards	145	142	145	125	125	(14)%
Total	$212	$225	$236	$210	$190	(10)%

Income from Continuing Operations by Business
Retail Banking	$286	$310	$362	$237	$300	5%
Citi-Branded Cards	167	169	200	173	203	22%
Total	$453	$479	$562	$410	$503	11%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	707	699	673	671	643	(9)%
Accounts (in millions)	16.3	16.5	16.7	16.4	16.5	1%
Average Deposits	$108.1	$111.8	$112.1	$109.8	$110.9	3%
Investment Sales	$11.3	$10.6	$8.5	$6.0	$8.4	(26)%
Investment AUMs	$51.3	$51.9	$45.0	$45.2	$47.9	(7)%
Average Loans	$62.8	$66.3	$67.0	$67.1	$68.7	9%
EOP Loans:
Real Estate Lending	$33.3	$34.7	$33.6	$34.8	$35.9	8%
Commercial Markets	16.9	17.5	17.5	17.4	17.7	5%
Personal and Other	14.3	14.9	14.4	15.1	15.2	6%
Total EOP Loans	$64.5	$67.1	$65.5	$67.3	$68.8	7%

Net Interest Revenue (in millions) (1)	$826	$831	$842	$820	$807	(2)%
As a % of Avg. Loans (1)	5.33%	5.03%	4.99%	4.85%	4.72%
Net Credit Losses (in millions)	$67	$83	$91	$85	$65	(3)%
As a % of Average Loans	0.43%	0.50%	0.54%	0.50%	0.38%
Loans 90+ Days Past Due (in millions)	$234	$266	$224	$222	$245	5%
As a % of EOP Loans	0.36%	0.40%	0.34%	0.33%	0.36%
Loans 30-89 Days Past Due (in millions)	$491	$446	$385	$444	$434	(12)%
As a % of EOP Loans	0.76%	0.66%	0.59%	0.66%	0.63%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.4	15.6	15.8	15.9	15.7	2%
Purchase Sales (in billions)	$17.0	$18.4	$18.7	$19.1	$18.8	11%
Average Loans (in billions) (2)	$19.3	$19.7	$19.8	$19.4	$20.0	4%
EOP Loans (in billions) (2)	$19.2	$20.0	$18.9	$19.9	$19.6	2%
Average Yield (3)	13.76%	13.82%	13.50%	13.41%	13.31%	(3)%
Net Interest Revenue (in millions) (4)	$498	518	$518	$512	$520	4%
As a % of Avg. Loans (4)	10.46%	10.55%	10.38%	10.47%	10.46%
Net Credit Losses (in millions)	$145	$142	$145	$125	$125	(14)%
As a % of Average Loans	3.05%	2.89%	2.91%	2.56%	2.51%
Net Credit Margin (in millions) (5)	$580	$624	$640	$681	$652	12%
As a % of Avg. Loans (5)	12.19%	12.70%	12.82%	13.93%	13.11%
Loans 90+ Days Past Due	$235	$250	$214	$214	$224	(5)%
As a % of EOP Loans	1.22%	1.25%	1.13%	1.08%	1.14%
Loans 30-89 Days Past Due	$358	$351	$300	$321	$321	(10)%
As a % of EOP Loans	1.86%	1.76%	1.59%	1.61%	1.64%

(1) Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2) Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3) Average yield is gross interest revenue earned divided by average loans.

(4) Net interest revenue includes certain fees that are recorded as interest revenue.

(5) Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Commissions and Fees	$1,133	$1,133	$1,159	$1,024	$1,141	1%
Administration and Other Fiduciary Fees	746	732	649	648	696	(7)%
Investment Banking	793	1,001	590	645	811	2%
Principal Transactions	2,260	1,288	1,665	(340)	1,916	(15)%
Other	(75)	253	1,530	113	(406)	NM
Total Non-Interest Revenue	4,857	4,407	5,593	2,090	4,158	(14)%
Net Interest Revenue (including Dividends)	3,727	3,752	3,848	3,728	3,860	4%
Total Revenues, Net of Interest Expense	8,584	8,159	9,441	5,818	8,018	(7)%
Total Operating Expenses	5,145	5,312	5,045	5,266	5,095	(1)%
Net Credit Losses	210	150	87	172	(58)	NM
Provision for Unfunded Lending Commitments	4	(8)	45	48	(11)	NM
Credit Reserve Build / (Release)	(394)	(56)	32	(138)	158	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(180)	86	164	82	89	NM
Income from Continuing Operations before Taxes	3,619	2,761	4,232	470	2,834	(22)%
Income Taxes (Benefits)	1,072	703	1,208	(163)	624	(42)%
Income from Continuing Operations	2,547	2,058	3,024	633	2,210	(13)%
Net Income Attributable to Noncontrolling Interests	13	9	5	29	60	NM
Net Income	$2,534	$2,049	$3,019	$604	$2,150	(15)%
Average Assets (in billions of dollars)	$999	$1,045	$1,043	$1,010	$1,016	2%
Return on Assets	1.03%	0.79%	1.15%	0.24%	0.85%

Revenue by Region
North America	$2,938	$2,734	$3,065	$1,265	$1,989	(32)%
EMEA	2,898	2,540	3,192	2,077	2,848	(2)%
Latin America	1,005	1,121	965	992	1,206	20%
Asia	1,743	1,764	2,219	1,484	1,975	13%
Total	$8,584	$8,159	$9,441	$5,818	$8,018	(7)%

Income from Continuing Operations by Region
North America	$570	$476	$786	$(373)	$254	(55)%
EMEA	1,039	627	1,021	443	827	(20)%
Latin America	445	456	375	337	520	17%
Asia	493	499	842	226	609	24%
Total	$2,547	$2,058	$3,024	$633	$2,210	(13)%

Average Loans by Region (in billions)
North America	$66	$68	70	74	$76	15%
EMEA	42	48	48	50	51	21%
Latin America	25	29	30	32	34	36%
Asia	45	49	54	58	60	33%
Total	$178	$194	$202	$214	$221	24%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP

INSTITUTIONAL CLIENTS GROUP

SECURITIES AND BANKING

(In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$2,289	$2,272	$2,348	$2,214	$2,274	(1)%
Non-Interest Revenue	3,733	3,210	4,377	980	3,001	(20)%
Total Revenues, Net of Interest Expense	6,022	5,482	6,725	3,194	5,275	(12)%
Total Operating Expenses	3,802	3,897	3,578	3,736	3,707	(2)%
Net Credit Losses	203	151	70	178	(60)	NM
Provision for Unfunded Lending Commitments	4	(8)	54	36	(17)	NM
Credit Reserve Build / (Release)	(394)	(83)	50	(145)	135	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(187)	60	174	69	58	NM
Income (Loss) from Continuing Operations before Taxes	2,407	1,525	2,973	(611)	1,510	(37)%
Income Taxes (Benefits)	696	331	831	(477)	221	(68)%
Income (Loss) from Continuing Operations	1,711	1,194	2,142	(134)	1,289	(25)%
Net Income Attributable to Noncontrolling Interests	9	4	—	24	56	NM
Net Income (Loss)	$1,702	$1,190	$2,142	$(158)	$1,233	(28)%
Average Assets (in billions of dollars)	875	914	910	877	884	1%
Return on Assets	0.79%	0.52%	0.93%	(0.07)%	0.56%

Revenue Details:
Investment Banking:
Advisory	$143	$198	$184	$159	$110	(23)%
Equity Underwriting	204	272	106	90	154	(25)%
Debt Underwriting	504	615	446	389	601	19%
Total Investment Banking	851	1,085	736	638	865	2%
Lending	255	357	1,032	165	56	(78)%
Equity Markets	1,070	812	635	240	619	(42)%
Fixed Income Markets	3,794	3,033	3,802	1,633	3,650	(4)%
Private Bank	515	555	557	519	570	11%
Other Securities and Banking	(463)	(360)	(37)	(1)	(485)	(5)%
Total Securities and Banking Revenues	$6,022	$5,482	$6,725	$3,194	$5,275	(12)%

DVA/CVA {included as applicable in lines above} (1)	(229)	147	1,888	(74)	(1,376)	NM
Total Revenues Excluding DVA/CVA	$6,251	$5,335	$4,837	$3,268	$6,651	6%

(1) See page 4.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$1,438	$1,480	$1,500	$1,514	$1,586	10%
Non-Interest Revenue	1,124	1,197	1,216	1,110	1,157	3%
Total Revenues, Net of Interest Expense	2,562	2,677	2,716	2,624	2,743	7%
Total Operating Expenses	1,343	1,415	1,467	1,530	1,388	3%
Net Credit Losses	7	(1)	17	(6)	2	(71)%
Provision for Unfunded Lending Commitments	—	—	(9)	12	6	—
Credit Reserve Build / (Release)	—	27	(18)	7	23	—
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	7	26	(10)	13	31	NM
Income from Continuing Operations before Taxes	1,212	1,236	1,259	1,081	1,324	9%
Income Taxes	376	372	377	314	403	7%
Income from Continuing Operations	836	864	882	767	921	10%
Net Income Attributable to Noncontrolling Interests	4	5	5	5	4	—
Net Income	$832	$859	$877	$762	$917	10%
Average Assets (in billions of dollars)	$124	$131	$133	$133	$132	6%
Return on Assets	2.72%	2.63%	2.62%	2.27%	2.79%

Revenue Details
Treasury and Trade Solutions	$1,844	$1,936	$1,952	$1,965	$2,054	11%
Securities and Fund Services	718	741	764	659	689	(4)%
Total	$2,562	$2,677	$2,716	$2,624	$2,743	7%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$80	85	91	94	$100	25%
EMEA	118	119	115	118	118	—
Latin America	32	34	34	36	35	9%
Asia	126	128	125	121	124	(2)%
Total	$356	$366	$365	$369	$377	6%

EOP Assets Under Custody (in trillions of dollars)	$13.0	$13.5	$12.5	$12.5	$13.0	—

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$5,438	$5,314	$5,461	$5,353	$5,292	(3)%
Non-Interest Revenue	2,443	2,369	2,704	1,079	1,895	(22)%
Total Revenues, Net of Interest Expense	7,881	7,683	8,165	6,432	7,187	(9)%
Total Operating Expenses	4,363	4,434	4,321	4,672	4,343	—
Net Credit Losses	2,527	2,253	1,894	1,816	1,547	(39)%
Credit Reserve Build / (Release)	(1,275)	(1,230)	(871)	(827)	(811)	36%
Provision Unfunded Lending Commitments	9	—	58	36	(17)	NM
Provision for Benefits & Claims	17	14	18	13	14	(18)%
Provision for Credit Losses and for Benefits and Claims	1,278	1,037	1,099	1,038	733	(43)%
Income from Continuing Operations before Taxes	2,240	2,212	2,745	722	2,111	(6)%
Income Taxes	733	625	856	151	540	(26)%
Income from Continuing Operations	1,507	1,587	1,889	571	1,571	4%
Net Income (loss) Attributable to Noncontrolling Interests	(8)	(7)	(17)	3	32	NM
Net Income	$1,515	$1,594	$1,906	$568	$1,539	2%
Average Assets (in billions of dollars)	$588	$592	$586	$584	$593	1%
Return on Assets	1.04%	1.08%	1.29%	0.39%	1.04%

Revenue by Business
Retail Banking	$1,188	$1,251	$1,282	$1,392	$1,628	37%
Citi-Branded Cards	2,204	2,173	2,192	2,161	2,068	(6)%
Citi Retail Services	1,551	1,525	1,626	1,614	1,502	(3)%
Global Consumer Banking	4,943	4,949	5,100	5,167	5,198	5%
Securities and Banking	2,328	2,125	2,445	660	1,348	(42)%
Transaction Services	610	609	620	605	641	5%
Total	$7,881	$7,683	$8,165	$6,432	$7,187	(9)%

Income (loss) from Continuing Operations by Business
Retail Banking	$85	$96	$118	$164	$331	NM
Citi-Branded Cards	477	596	577	501	607	27%
Citi Retail Services	375	419	408	279	379	1%
Global Consumer Banking	937	1,111	1,103	944	1,317	41%
Securities and Banking	464	347	674	(441)	128	(72)%
Transaction Services	106	129	112	68	126	19%
Total	$1,507	$1,587	$1,889	$571	$1,571	4%

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$1,183	$1,087	$1,180	$1,174	$1,326	12%
Non-Interest Revenue	2,136	1,863	2,391	1,251	1,900	(11)%
Total Revenues, Net of Interest Expense	3,319	2,950	3,571	2,425	3,226	(3)%
Total Operating Expenses	1,909	2,029	1,990	2,033	1,961	3%
Net Credit Losses	92	72	86	112	52	(43)%
Credit Reserve Build / (Release)	(274)	(105)	(30)	(164)	75	NM
Provision Unfunded Lending Commitments	(5)	(5)	(4)	12	5	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	(187)	(38)	52	(40)	132	NM
Income from Continuing Operations before Taxes	1,597	959	1,529	432	1,133	(29)%
Income Taxes	501	299	499	(7)	313	(38)%
Income from Continuing Operations	1,096	660	1,030	439	820	(25)%
Net Income (loss) Attributable to Noncontrolling Interests	21	17	22	22	28	33%
Net Income	$1,075	$643	$1,008	$417	$792	(26)%
Average Assets (in billions of dollars)	$263	$297	$311	$300	$295	12%
Return on Assets	1.66%	0.87%	1.29%	0.55%	1.08%

Revenue by Business
Retail Banking	$242	$234	$215	$199	$222	(8)%
Citi-Branded Cards	179	176	164	149	156	(13)%
Regional Consumer Banking	421	410	379	348	378	(10)%
Securities and Banking	2,061	1,642	2,299	1,219	1,954	(5)%
Transaction Services	837	898	893	858	894	7%
Total	$3,319	$2,950	$3,571	$2,425	$3,226	(3)%

Income (loss) from Continuing Operations by Business
Retail Banking	$13	$(11)	$(21)	$(18)	$(21)	NM
Citi-Branded Cards	44	44	30	14	14	(68)%
Regional Consumer Banking	57	33	9	(4)	(7)	NM
Securities and Banking	764	341	735	160	512	(33)%
Transaction Services	275	286	286	283	315	15%
Total	$1,096	$660	$1,030	$439	$820	(25)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$2,357	$2,478	$2,412	$2,360	$2,388	1%
Non-Interest Revenue	942	1,051	970	982	1,259	34%
Total Revenues, Net of Interest Expense	3,299	3,529	3,382	3,342	3,647	11%
Total Operating Expenses	1,800	1,934	1,934	1,879	1,802	—
Net Credit Losses	411	423	413	458	430	5%
Credit Reserve Build / (Release)	(239)	(13)	31	58	107	NM
Provision Unfunded Lending Commitments	—	—	(9)	—	—	—
Provision for Benefits & Claims	38	22	38	32	44	16%
Provision for Credit Losses and for Benefits and Claims	210	432	473	548	581	NM
Income from Continuing Operations before Taxes	1,289	1,163	975	915	1,264	(2)%
Income Taxes	371	311	261	208	369	(1)%
Income from Continuing Operations	918	852	714	707	895	(3)%
Net Income (loss) Attributable to Noncontrolling Interests	(3)	1	—	1	—	—
Net Income	$921	$851	$714	$706	$895	(3)%
Average Assets (in billions of dollars)	$171	$177	$169	$162	$167	(2)%
Return on Assets	2.18%	1.93%	1.68%	1.73%	2.16%

Revenue by Business
Retail Banking	$1,333	$1,398	$1,394	$1,343	$1,448	9%
Citi-Branded Cards	961	1,010	1,023	1,007	993	3%
Regional Consumer Banking	2,294	2,408	2,417	2,350	2,441	6%
Securities and Banking	588	682	521	579	755	28%
Transaction Services	417	439	444	413	451	8%
Total	$3,299	$3,529	$3,382	$3,342	$3,647	11%

Income from Continuing Operations by Business
Retail Banking	$295	$236	$169	$202	$202	(32)%
Citi-Branded Cards	178	160	170	168	173	(3)%
Regional Consumer Banking	473	396	339	370	375	(21)%
Securities and Banking	273	296	207	198	342	25%
Transaction Services	172	160	168	139	178	3%
Total	$918	$852	$714	$707	$895	(3)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$2,081	$2,284	$2,310	$2,266	$2,227	7%
Non-Interest Revenue	1,558	1,506	1,976	1,238	1,745	12%
Total Revenues, Net of Interest Expense	3,639	3,790	4,286	3,504	3,972	9%
Total Operating Expenses	2,164	2,272	2,182	2,260	2,199	2%
Net Credit Losses	220	234	239	209	191	(13)%
Credit Reserve Build / (Release)	(23)	(43)	(62)	82	53	NM
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	197	191	177	291	244	24%
Income from Continuing Operations before Taxes	1,278	1,327	1,927	953	1,529	20%
Income Taxes	332	349	523	317	417	26%
Income from Continuing Operations	946	978	1,404	636	1,112	18%
Net Income (loss) Attributable to Noncontrolling Interests	1	1	1	1	1	—
Net Income	$945	$977	$1,403	$635	$1,111	18%
Average Assets (in billions of dollars)	$344	$356	$357	$344	$345	—
Return on Assets	1.11%	1.10%	1.56%	0.73%	1.30%

Revenue by Business
Retail Banking	$1,171	$1,260	$1,282	$1,214	$1,220	4%
Citi-Branded Cards	725	766	785	806	777	7%
Regional Consumer Banking	1,896	2,026	2,067	2,020	1,997	5%
Securities and Banking	1,045	1,033	1,460	736	1,218	17%
Transaction Services	698	731	759	748	757	8%
Total	$3,639	$3,790	$4,286	$3,504	$3,972	9%

Income from Continuing Operations by Business
Retail Banking	$286	$310	$362	$237	$300	5%
Citi-Branded Cards	167	169	200	173	203	22%
Regional Consumer Banking	453	479	562	410	503	11%
Securities and Banking	210	210	526	(51)	307	46%
Transaction Services	283	289	316	277	302	7%
Total	$946	$978	$1,404	$636	$1,112	18%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)
Revenues
Net interest revenue	$1,032	$1,035	$773	$843	$701	(32)%
Non-interest revenue	617	1,372	354	245	173	(72)%
Total revenues, net of interest expense	1,649	2,407	1,127	1,088	874	(47)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1)	3,018	2,165	1,881	1,512	1,734	(43)%
Credit Reserve Build / (Release) (1)	(1,558)	(575)	(532)	(612)	(550)	65%
Provision for loan losses	1,460	1,590	1,349	900	1,184	(19)%
Provision for Benefits & Claims	204	183	204	188	171	(16)%
Provision for unfunded lending commitments	21	(8)	(3)	(51)	(26)	NM
Total provisions for credit losses and for benefits and claims	1,685	1,765	1,550	1,037	1,329	(21)%

Total operating expenses	1,443	1,654	1,512	1,855	1,219	(16)%

Income (Loss) from Continuing Operations before Income Taxes	(1,479)	(1,012)	(1,935)	(1,804)	(1,674)	(13)%
Provision (benefits) for income taxes	(522)	(401)	(714)	(490)	(650)	(25)%

Income (Loss) from Continuing Operations	(957)	(611)	(1,221)	(1,314)	(1,024)	(7)%

Net Income (loss) Attributable to Noncontrolling Interests	61	50	7	1	2	(97)%
Citi Holding’s Net Income (Loss)	$(1,018)	$(661)	$(1,228)	$(1,315)	$(1,026)	(1)%

Balance Sheet Data (in billions):

Total EOP Assets	$295	$265	$247	$225	$209	(29)%

Total EOP Deposits	$74	$70	$68	$62	$63	(14)%

(1)          The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principle balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$(46)	$(44)	$(42)	$(48)	$(129)	NM
Non-Interest Revenue	183	91	97	91	83	(55)%
Total Revenues, Net of Interest Expense	137	47	55	43	(46)	NM
Total Operating Expenses	174	230	145	180	157	(10)%
Net Credit Losses	1	—	3	—	—	(100)%
Credit Reserve Build / (Release)	(1)	(2)	—	—	(1)	—
Provision for Benefits & Claims	8	9	11	20	—	(100)%
Provision for Unfunded Lending Commitments	—	1	(1)	(1)	—	—
Provision for Loan Losses and for Benefits and Claims	8	8	13	19	(1)	NM
Income (loss) from Continuing Operations before Taxes	(45)	(191)	(103)	(156)	(202)	NM
Income Taxes (benefits)	(35)	(91)	(20)	(63)	(66)	(89)%
Income (loss) from Continuing Operations	(10)	(100)	(83)	(93)	(136)	NM
Net Income (loss) Attributable to Noncontrolling Interests	2	1	7	(1)	1	—
Net Income (Loss)	$(12)	$(101)	$(90)	$(92)	$(137)	NM
EOP Assets (in billions of dollars)	$27	$27	$26	$27	$26	(4)%

EOP Deposits (in billions of dollars)	$58	$55	$54	$55	$55	(5)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$1,019	$1,214	$1,050	$985	$932	(9)%
Non-Interest Revenue	500	131	249	294	394	(21)%
Total Revenues, Net of Interest Expense	1,519	1,345	1,299	1,279	1,326	(13)%
Total Operating Expenses	1,187	1,329	1,306	1,620	999	(16)%
Net Credit Losses (1)	2,347	1,946	1,676	1,535	1,752	(25)%
Credit Reserve Build / (Release) (1)	(556)	(182)	(255)	(426)	(520)	6%
Provision for Benefits & Claims	196	174	193	168	171	(13)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	1,987	1,938	1,614	1,277	1,403	(29)%
Income (loss) from Continuing Operations before Taxes	(1,655)	(1,922)	(1,621)	(1,618)	(1,076)	35%
Income Taxes (benefits)	(646)	(733)	(610)	(414)	(443)	31%
Income (loss) from Continuing Operations	(1,009)	(1,189)	(1,011)	(1,204)	(633)	37%
Net Income (loss) Attributable to Noncontrolling Interests	—	—	—	2	1	—
Net Income (Loss)	$(1,009)	$(1,189)	$(1,011)	$(1,206)	$(634)	37%
Average Assets (in billions of dollars)	$203	$191	$184	$166	$157	(23)%
EOP Assets (in billions of dollars)	$195	$185	$176	$157	$147	(25)%

Net Credit Losses as a % of Average Loans	5.43%	4.72%	4.29%	4.24%	5.31%

Revenue by Business
International	$90	$372	$199	$251	$359	NM
North America	1,429	973	1,100	1,028	967	(32)%
Total Revenues	$1,519	$1,345	$1,299	$1,279	$1,326	(13)%

Net Credit Losses by Business
International	$341	$286	$237	$193	$171	(50)%
North America	2,006	1,660	1,439	1,342	1,581	(21)%
Total Net Credit Losses	$2,347	$1,946	$1,676	$1,535	$1,752	(25)%

Income (Loss) from Continuing Operations by Business
International	$(340)	$(139)	$(159)	$(235)	$74	NM
North America	(669)	(1,050)	(852)	(969)	(707)	(6)%
Total Income (Loss) from Continuing Operations	$(1,009)	$(1,189)	$(1,011)	$(1,204)	$(633)	37%

(1)          The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principle balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

International Key Indicators

Branches (actual)	498	498	408	395	394	(21)%

Average Loans (in billions) (1)	$18.9	$17.9	$15.9	$14.4	$10.7	(43)%
						—
EOP Loans (1):
Real Estate Lending	$6.5	$5.5	$5.3	$5.0	$4.9	(25)%
Cards	3.5	3.6	3.3	2.7	2.7	(23)%
Commercial Markets	1.1	1.0	0.7	0.5	0.6	(45)%
Personal and Other	7.0	6.4	5.5	2.6	2.0	(71)%
EOP Loans (in billions of dollars)	$18.1	$16.5	$14.8	$10.8	$10.2	(44)%
Net Interest Revenue	$4	$276	$174	$248	$261	NM
As a % of Average Loans	0.09%	6.18%	4.34%	6.83%	9.81%
Net Credit Losses	$341	$286	$237	$193	$171	(50)%
As a % of Average Loans	7.32%	6.41%	5.91%	5.32%	6.43%
Loans 90+ Days Past Due	$572	$530	$480	$422	$428	(25)%
As a % of EOP Loans	3.16%	3.21%	3.24%	3.91%	4.20%
Loans 30-89 Days Past Due	$814	$726	$677	$499	$519	(36)%
As a % of EOP Loans	4.50%	4.40%	4.57%	4.62%	5.09%

North America Key Indicators (1)

Branches (actual)	1,835	1,816	1,794	1,729	1,720	(6)%

Average Loans (in billions of dollars)	$156.5	$147.6	$139.0	$129.4	$122.1	(22)%

EOP Loans (in billions of dollars)	$150.3	$141.8	$132.6	$123.9	$118.9	(21)%
Net Interest Revenue	$1,015	$938	$876	$737	$671	(34)%
As a % of Avg. Loans	2.63%	2.55%	2.50%	2.26%	2.21%
Net Credit Losses	$2,006	$1,660	$1,439	$1,342	$1,581	(21)%
As a % of Average Loans	5.20%	4.51%	4.11%	4.11%	5.21%
Loans 90+ Days Past Due (2) (3)	$6,847	$5,628	$5,443	$5,585	$5,401	(21)%
As a % of EOP Loans	4.87%	4.26%	4.42%	4.87%	4.91%
Loans 30-89 Days Past Due (2) (3)	$5,469	$5,335	$5,322	$4,649	$4,079	(25)%
As a % of EOP Loans	3.89%	4.04%	4.32%	4.05%	3.71%

(1)          Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          See Note 1 on page 29.

(3)          See Note 2 on page 29.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$78.9	$75.2	$71.9	$68.8	$66.6	(16)%
Home Equity	45.3	43.4	42.1	40.8	39.5	(13)%
Average Loans (in billions of dollars)	$124.2	$118.6	$114.0	$109.6	$106.1	(15)%

Residential First	$76.0	$73.2	$69.6	$67.5	$65.0	(14)%
Home Equity	44.4	42.8	41.3	40.0	38.6	(13)%
EOP Loans (in billions of dollars)	$120.4	$116.0	$110.9	$107.5	$103.6	(14)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$244.4	$234.8	$207.2	$195.1	$182.3	(25)%
Net Servicing & Gain/(Loss) on Sale	$53.4	$(20.3)	$86.4	$118.1	$77.3	45%
Net Interest Revenue on Loans	$435	$371	$310	$255	$267	(39)%
As a % of Avg. Loans	1.42%	1.25%	1.08%	0.92%	1.01%

Residential First	$554	$461	$437	$412	$745	34%
Home Equity	713	627	542	533	561	(21)%
Net Credit Losses	$1,267	$1,088	$979	$945	$1,306	3%
As a % of Avg. Loans	4.14%	3.68%	3.41%	3.42%	4.95%

Residential First	$4,531	$3,931	$3,822	$4,082	$4,052	(11)%
Home Equity	1,180	1,036	1,014	1,009	907	(23)%
Loans 90+ Days Past Due (1) (2)	$5,711	$4,967	$4,836	$5,091	$4,959	(13)%
As a % of EOP Loans	5.16%	4.67%	4.76%	5.18%	5.24%

Residential First	$3,298	$3,447	$3,494	$3,392	$3,029	(8)%
Home Equity	968	897	907	861	744	(23)%
Loans 30-89 Days Past Due (1) (2)	$4,266	$4,344	$4,401	$4,253	$3,773	(12)%
As a % of EOP Loans	3.86%	4.09%	4.34%	4.33%	3.99%

Personal Loans
Average Loans (in billions of dollars)	$12.1	$11.6	$11.3	$11.0	$10.7	(12)%
EOP Loans (in billions of dollars)	$11.7	$11.5	$11.1	$10.9	$10.4	(11)%
Net Interest Revenue on Loans	$509	$519	$522	$517	$499	(2)%
As a % of Avg. Loans	17.06%	17.95%	18.33%	18.65%	18.76%
Net Credit Losses	$383	$314	$246	$236	$226	(41)%
As a % of Avg. Loans	12.84%	10.86%	8.64%	8.51%	8.50%
Loans 90+ Days Past Due	$441	$350	$352	$355	$322	(27)%
As a % of EOP Loans	3.77%	3.04%	3.17%	3.26%	3.10%
Loans 30-89 Days Past Due	$242	$251	$247	$239	$179	(26)%
As a % of EOP Loans	2.07%	2.18%	2.23%	2.19%	1.72%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were: $4.9 billion and ($8.3 billion), $4.6 billion and ($8.3 billion), $4.5 billion and ($8.1 billion), $4.4 billion and ($7.9 billion) and $4.4 billion and ($7.7 billion) as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were: $1.4 billion and ($8.3 billion), $1.6 billion and ($8.3 billion), $1.6 billion and ($8.1 billion), $1.5 billion and ($7.9 billion) and $1.3 billion and ($7.7 billion)as of March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

(2)         The March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America excludes $1.5 billion, $1.4 billion, $1.3 billion, $1.3 billion, and $1.3 billion, respectively, of loans that are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$59	$(135)	$(235)	$(94)	$(102)	NM
Non-Interest Revenue	(66)	1,150	8	(140)	(304)	NM
Total Revenues, Net of Interest Expense	(7)	1,015	(227)	(234)	(406)	NM
Total Operating Expenses	82	95	61	55	63	(23)%
Net Credit Losses	670	219	202	(23)	(18)	NM
Credit Reserve Build / (Release)	(1,001)	(391)	(277)	(186)	(29)	97%
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	21	(9)	(2)	(50)	(26)	NM
Provision for Loan Losses and for Benefits and Claims	(310)	(181)	(77)	(259)	(73)	76%
Income from Continuing Operations before Taxes	221	1,101	(211)	(30)	(396)	NM
Income Taxes	159	423	(84)	(13)	(141)	NM
Income from Continuing Operations	62	678	(127)	(17)	(255)	NM
Net Income (loss) Attributable to Noncontrolling Interests	59	49	—	—	—	—
Net Income (Loss)	$3	$629	$(127)	$(17)	$(255)	NM

EOP Assets (in billions of dollars)	$73	$53	$45	$41	$36	(51)%

NM Not meaningful
Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (In millions of dollars, except as otherwise noted)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Net Interest Revenue	$11	$(50)	$(22)	$87	$13	18%
Non-Interest Revenue	(72)	313	322	296	487	NM
Total Revenues, Net of Interest Expense	(61)	263	300	383	500	NM
Total Operating Expenses	647	613	521	512	795	23%
Net Credit Losses	1	—	1	1	1	—
Credit Reserve Build / (Release)	(1)	—	(1)	(1)	(1)	—
Provision for Benefits & Claims	1	—	(1)	1	—	(100)%
Provision for Unfunded Lending Commitments	—	—	1	(1)	—	—
Provision for Loan Losses and for Benefits and Claims	1	—	—	—	—	(100)%
Income from Continuing Operations before Taxes	(709)	(350)	(221)	(129)	(295)	58%
Income Taxes	(230)	(216)	(147)	(88)	17	NM
Income from Continuing Operations	(479)	(134)	(74)	(41)	(312)	35%
Income (Loss) from Discontinued Operations, net of taxes	40	71	1	—	(5)	NM
Net Income (loss) Attributable to Noncontrolling Interests	—	—	(41)	14	63	—
Net Income (Loss)	$(439)	$(63)	$(32)	$(55)	$(380)	13%

EOP Assets (in billions of dollars)	$281	$269	$283	$284	$312	11%

NM Not meaningful
Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2011	2011	2012 (5)	2011	2011	2012 (5)	2011		2011		2012 (5)
Assets:
Deposits with Banks	$179,510	$157,706	$160,751	$459	$408	$367	1.04%		1.03%		0.92%
Fed Funds Sold and Resale Agreements (6)	255,211	282,946	281,888	838	942	943	1.33%		1.32%		1.35%
Trading Account Assets (7)	276,424	247,894	246,997	2,033	1,941	1,738	2.98%		3.11%		2.83%
Investments	320,406	288,699	299,757	2,508	1,950	2,000	3.17%		2.68%		2.68%
Total Loans (net of Unearned Income) (8)	639,030	645,079	647,011	12,288	12,555	12,485	7.80%		7.72%		7.76%
Other Interest-Earning Assets	49,493	47,189	43,229	151	140	138	1.24%		1.18%		1.28%
Total Average Interest-Earning Assets	$1,720,074	$1,669,513	$1,679,633	$18,277	$17,936	$17,671	4.31%		4.26%		4.23%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$715,682	$686,913	$695,665	$1,794	$1,726	$1,650	1.02%		1.00%		0.95%
Deposit Insurance and FDIC Assessment	—	—	—	220	358	372
Total Deposits	715,682	686,913	695,665	2,014	2,084	2,022	1.14%		1.20%		1.17%
Fed Funds Purchased and Repurchase Agreements (6)	215,616	223,817	219,332	737	731	695	1.39%		1.30%		1.27%
Trading Account Liabilities (7)	80,775	76,437	76,526	84	65	53	0.42%		0.34%		0.28%
Short-Term Borrowings	134,257	116,647	115,765	170	157	208	0.51%		0.53%		0.72%
Long-Term Debt (9)	367,849	318,756	311,139	3,046	2,675	2,575	3.36%		3.33%		3.33%
Total Average Interest-Bearing Liabilities	$1,514,179	$1,422,570	$1,418,427	$6,051	$5,712	$5,553	1.62%		1.59%		1.57%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,514,179	$1,422,570	$1,418,427	$5,831	$5,354	$5,181	1.56%		1.49%		1.47%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,226	$12,224	$12,118	2.88%		2.90%		2.90%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,446	$12,582	$12,490	2.93%		2.99%		2.99%

1Q12 Increase (Decrease) From							2	bps	—	bps

1Q12 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							6	bps	—	bps

(1)         Net interest revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $124 million for the first quarter of 2011, $141 million for the fourth quarter of 2011 and $171 million for the first quarter of 2012.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS TOTAL CITIGROUP (In billions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Citicorp Deposits by Business

Global Consumer Banking
North America	$145.6	$144.4	$147.5	$149.0	$153.5	5%
EMEA	12.7	12.8	12.1	12.1	12.8	1%
Latin America	48.5	48.4	43.2	44.3	46.1	(5)%
Asia	109.7	112.7	109.3	109.7	110.7	1%
Total	$316.5	$318.3	$312.1	$315.1	$323.1	2%

ICG
Securities and Banking	$115.0	$113.7	$104.3	$110.9	$122.9	7%
Transaction Services	355.6	359.0	362.1	373.1	393.3	11%
Total	$470.6	$472.7	$466.4	$484.0	$516.2	10%

Total Citicorp	$787.1	$791.0	$778.5	$799.1	$839.3	7%

Citi Holdings Deposits

Brokerage and Asset Management	$57.6	$55.2	$53.7	$54.6	$55.0	(5)%
Local Consumer Lending	16.3	15.2	14.3	7.0	8.2	(50)%
Total Citi Holdings	$73.9	$70.4	$68.0	$61.6	$63.2	(14)%

Corporate/Other Deposits	$4.9	$4.9	$4.8	$5.2	$3.6	(27)%

Total Citigroup Deposits	$865.9	$866.3	$851.3	$865.9	$906.1	5%

Reclassified to conform to the current period’s presentation.

EOP LOANS TOTAL CITIGROUP (In billions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Citicorp:
Global Consumer Banking

North America
Credit Cards	$111.9	$113.3	$113.0	$117.1	$109.4	(2)%
Retail Banking	33.0	34.5	36.5	38.9	40.6	23%
Total	$144.9	$147.8	$149.5	$156.0	$150.0	4%

EMEA
Credit Cards	$2.9	$3.0	$2.7	$2.7	$2.9	—
Retail Banking	4.5	4.7	4.3	4.2	4.5	—
Total	$7.4	$7.7	$7.0	$6.9	$7.4	—

Latin America
Credit Cards	$13.5	$14.2	$12.9	$13.7	$14.3	6%
Retail Banking	21.6	23.2	21.6	23.6	26.1	21%
Total	$35.1	$37.4	$34.5	$37.3	$40.4	15%

Asia
Credit Cards	$19.2	$20.0	$18.9	$19.9	$19.6	2%
Retail Banking	64.5	67.1	65.5	67.3	68.8	7%
Total	$83.7	$87.1	$84.4	$87.2	$88.4	6%

Total Consumer Loans
Credit Cards	$147.5	$150.5	$147.5	$153.4	$146.2	(1)%
Retail Banking	123.6	129.5	127.9	134.0	140.0	13%
Total Consumer	$271.1	$280.0	$275.4	$287.4	$286.2	6%

Total Corporate Loans
Securities and Banking	$138.9	$146.6	$149.5	$158.9	$159.6	15%
Transaction Services	47.2	52.9	57.8	60.3	68.4	45%
Total Corporate Loans	$186.1	$199.5	$207.3	$219.2	$228.0	23%

Total Citicorp	$457.2	$479.5	$482.7	$506.6	$514.2	12%

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	120.4	116.0	110.9	107.5	103.6	(14)%
All Other	18.2	14.3	10.6	5.5	4.9	(73)%
Personal	11.7	11.5	11.1	10.9	10.4	(11)%
Total	$150.3	$141.8	$132.6	$123.9	$118.9	(21)%

Local Consumer Lending - International
Credit Cards	$3.5	$3.6	$3.3	$2.7	$2.7	(23)%
Retail Banking	14.6	12.9	11.5	8.1	7.5	(49)%
Total	$18.1	$16.5	$14.8	$10.8	$10.2	(44)%

Citi Holdings - Other (Primarily SAP)	$11.5	$9.7	$7.1	$5.9	$4.7	(59)%

Total Citi Holdings	$179.9	$168.0	$154.5	$140.6	$133.8	(26)%
Total Citigroup	$637.1	$647.5	$637.2	$647.2	$648.0	2%

Consumer Loans	$438.4	$439.9	$424.2	$423.3	$416.1	(5)%
Corporate Loans	198.7	207.6	213.0	223.9	231.9	17%
Total Citigroup	$637.1	$647.5	$637.2	$647.2	$648.0	2%

Note: Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2011	2011	2011	2011	2012	2012

Citicorp (2) (3)
Total	$4,086	$3,705	$3,383	$3,374	$3,310	$286.2
Ratio	1.51%	1.33%	1.23%	1.18%	1.16%

Retail Bank (2) (3)
Total	$801	$812	$761	$737	$811	$140.0
Ratio	0.65%	0.63%	0.60%	0.56%	0.58%
North America (2)	$241	$211	$232	$235	$260	$40.6
Ratio	0.75%	0.63%	0.66%	0.63%	0.66%
EMEA	$77	$76	$65	$59	$62	$4.5
Ratio	1.71%	1.62%	1.51%	1.40%	1.38%
Latin America	$249	$259	$240	$221	$244	$26.1
Ratio	1.15%	1.12%	1.11%	0.94%	0.93%
Asia	$234	$266	$224	$222	$245	$68.8
Ratio	0.36%	0.40%	0.34%	0.33%	0.36%

Cards
Total	$3,285	$2,893	$2,622	$2,637	$2,499	$146.2
Ratio	2.23%	1.92%	1.78%	1.72%	1.71%
North America - Citi-Branded	$1,435	$1,214	$1,063	$1,016	$982	$72.7
Ratio	1.93%	1.62%	1.42%	1.32%	1.35%
North America - Retail Services	$1,110	$913	$902	$951	$845	$36.7
Ratio	2.97%	2.38%	2.38%	2.38%	2.30%
EMEA	$60	$54	$47	$44	$43	$2.9
Ratio	2.07%	1.80%	1.74%	1.63%	1.48%
Latin America	$445	$462	$396	$412	$405	$14.3
Ratio	3.30%	3.25%	3.07%	3.01%	2.83%
Asia	$235	$250	$214	$214	$224	$19.6
Ratio	1.22%	1.25%	1.13%	1.08%	1.14%

Citi Holdings - Local Consumer Lending (2) (3)	$7,419	$6,158	$5,923	$6,007	$5,829	$129.1
Ratio	4.68%	4.14%	4.29%	4.79%	4.85%

International	$572	$530	$480	$422	$428	$10.2
Ratio	3.16%	3.21%	3.24%	3.91%	4.20%
North America (2) (3)	$6,847	$5,628	$5,443	$5,585	$5,401	$118.9
Ratio	4.87%	4.26%	4.42%	4.87%	4.91%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$11,505	$9,863	$9,306	$9,381	$9,139	$415.3
Ratio	2.68%	2.31%	2.26%	2.28%	2.26%

(1)          The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 90+ Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)          The March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America excludes $1.5 billion, $1.4 billion, $1.3 billion, $1.3 billion, and $1.3 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2011	2011	2011	2011	2012	2012

Citicorp (2) (3)
Total	$4,645	$4,293	$4,049	$4,072	$3,726	$286.2
Ratio	1.72%	1.54%	1.48%	1.42%	1.31%

Retail Bank (2) (3)
Total	$1,143	$1,088	$977	$1,040	$1,032	$140.0
Ratio	0.93%	0.85%	0.77%	0.78%	0.74%
North America (2)	$185	$209	$218	$213	$183	$40.6
Ratio	0.58%	0.62%	0.62%	0.57%	0.47%
EMEA	$143	$132	$107	$94	$92	$4.5
Ratio	3.18%	2.81%	2.49%	2.24%	2.04%
Latin America	$324	$301	$267	$289	$323	$26.1
Ratio	1.50%	1.30%	1.24%	1.22%	1.24%
Asia	$491	$446	$385	$444	$434	$68.8
Ratio	0.76%	0.66%	0.59%	0.66%	0.63%

Cards
Total	$3,502	$3,205	$3,072	$3,032	$2,694	$146.2
Ratio	2.37%	2.13%	2.08%	1.98%	1.84%
North America - Citi-Branded	$1,335	$1,142	$1,106	$1,078	$887	$72.7
Ratio	1.79%	1.52%	1.47%	1.40%	1.22%
North America - Retail Services	$1,277	$1,171	$1,205	$1,175	$995	$36.7
Ratio	3.41%	3.06%	3.18%	2.94%	2.71%
EMEA	$78	$72	$63	$59	$65	$2.9
Ratio	2.69%	2.40%	2.33%	2.19%	2.24%
Latin America	$454	$469	$398	$399	$426	$14.3
Ratio	3.36%	3.30%	3.09%	2.91%	2.98%
Asia	$358	$351	$300	$321	$321	$19.6
Ratio	1.86%	1.76%	1.59%	1.61%	1.64%

Citi Holdings - Local Consumer Lending (2) (3)	$6,283	$6,061	$5,999	$5,148	$4,598	$129.1
Ratio	3.96%	4.08%	4.35%	4.10%	3.83%

International	$814	$726	$677	$499	$519	$10.2
Ratio	4.50%	4.40%	4.57%	4.62%	5.09%
North America (2) (3)	$5,469	$5,335	$5,322	$4,649	$4,079	$118.9
Ratio	3.89%	4.04%	4.32%	4.05%	3.71%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$10,928	$10,354	$10,048	$9,220	$8,324	$415.3
Ratio	2.55%	2.42%	2.44%	2.24%	2.06%

(1)          The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)          The 30-89 Days Past Due and related ratios for North America RCB and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Retail Consumer Banking on page 10 and Local Consumer Lending on page 29.

(3)          The March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America excludes $1.5 billion, $1.4 billion, $1.3 billion, $1.3 billion, and $1.3 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$40,655	$36,568	$34,362	$32,052	$30,115

Gross Credit (Losses)	(7,131)	(5,906)	(5,217)	(4,910)	(4,771)	33%
Gross Recoveries	862	759	703	802	816	(5)%
Net Credit (Losses) / Recoveries (NCLs)	(6,269)	(5,147)	(4,514)	(4,108)	(3,955)	37%
NCLs (2)	6,269	5,147	4,514	4,108	3,955	(37)%
Net Reserve Builds / (Releases)	(3,482)	(1,950)	(1,591)	(1,411)	(194)	94%
Net Specific Reserve Builds / (Releases) (2) (3)	112	(16)	126	(53)	(933)	NM
Provision for Loan Losses	2,899	3,181	3,049	2,644	2,828	(2)%
Other (4) (5) (6) (7) (8) (9)	(717)	(240)	(845)	(473)	32
Allowance for Loan Losses at End of Period (1) (a)	$36,568	$34,362	$32,052	$30,115	$29,020

Allowance for Unfunded Lending Commitments (10) (a)	$1,105	$1,097	$1,139	$1,136	$1,097

Provision for Unfunded Lending Commitments	$25	$(13)	$43	$(4)	$(38)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$37,673	$35,459	$33,191	$31,251	$30,117

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	5.78%	5.35%	5.07%	4.69%	4.51%

Allowance for Loan Losses at End of Period (1):
Citicorp	$20,563	$19,225	$17,613	$16,699	$16,306
Citi Holdings	16,005	15,137	14,439	13,416	12,714
Total Citigroup	$36,568	$34,362	$32,052	$30,115	$29,020

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principle balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(3)

The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02, substantially all of which had previously been included in the non-specific reserves.

(4)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)

The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg cards business.

(6)	The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)

The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $530 million related to foreign currency translation.

(8)

The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(9)	The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, excludes $4.4 billion, $4.8 billion, $5.4 billion and $5.3 billion and $4.7 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$35,406	$32,686	$30,915	$28,866	$27,236

Net Credit (Losses) / Recoveries (NCLs)	(5,420)	(4,797)	(4,242)	(3,965)	(4,038)	25%
NCLs (2)	5,420	4,797	4,242	3,965	4,038	(25)%
Net Reserve Builds / (Releases)	(2,885)	(1,795)	(1,473)	(1,198)	(348)	88%
Net Specific Reserve Builds / (Releases) (2) (3)	906	267	235	31	(929)	NM
Provision for Loan Losses	3,441	3,269	3,004	2,798	2,761	(20)%
Other (4) (5) (6) (7) (8) (9)	(741)	(243)	(811)	(463)	4	NM
Allowance for Loan Losses at End of Period (1) (a)	$32,686	$30,915	$28,866	$27,236	$25,963

Consumer Allowance for Unfunded Lending Commitments (10) (a)	$—	$3	$4	$3	$2

Provision for Unfunded Lending Commitments	$—	$3	$2	$—	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,686	$30,918	$28,870	$27,239	$25,965

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (11)	7.48%	7.05%	6.83%	6.45%	6.26%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$5,249	$3,882	$3,447	$3,186	$2,879

Net Credit (Losses) / Recoveries (NCL’s)	(849)	(350)	(272)	(143)	83	NM
NCL’s	849	350	272	143	(83)	NM
Net Reserve Builds / (Releases)	(597)	(155)	(118)	(213)	154	NM
Net Specific Reserve Builds / (Releases)	(794)	(283)	(109)	(84)	(4)	99%
Provision for Loan Losses	(542)	(88)	45	(154)	67	NM
Other (4)	24	3	(34)	(10)	28
Allowance for Loan Losses at End of Period (1) (b)	$3,882	$3,447	$3,186	$2,879	$3,057

Corporate Allowance for Unfunded Lending Commitments (10) (b)	$1,105	$1,094	$1,135	$1,133	$1,095

Provision for Unfunded Lending Commitments	$25	$(16)	$41	$(4)	$(38)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$4,987	$4,541	$4,321	$4,012	$4,152

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	1.98%	1.69%	1.52%	1.31%	1.34%

Notes to these tables are on the following page (page 39).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 38).

(1)          Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)          The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principle balances on modified loans, related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximately $350 million release in the first quarter of 2012 of allowance for loan losses previously established related to these charge-offs.

(3)          The third quarter of 2011 includes $466 million attributable to the reclassification of certain loan modifications as TDRs in accordance with ASU 2011-02, substantially all of which had previously been included in the non-specific reserves.

(4)          Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(5)          The first quarter of 2011 includes a reduction of approximately $560 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of $240 million related to the sale of the Egg cards business.

(6)          The second quarter of 2011 includes a reduction of approximately $370 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)          The third quarter of 2011 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $485 million related to foreign currency translation.

(8)          The fourth quarter of 2011 includes a reduction of approximately $325 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $72 million related to the transfer of Citi Belgium to held-for-sale.

(9)          The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)    Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)    March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 excludes $1.5 billion, $1.4 billion, $1.3 billion, $1.3 billion and $1.3 billion, respectively, of Loans which are carried at fair value.

(12)    March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012 excludes $2.9 billion, $3.4 billion, $4.1 billion, $3.9 billion and $3.4 billion, respectively, of loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Citicorp
Net Credit Losses	$3,250	$2,982	$2,632	$2,595	$2,220	(32)%
Credit Reserve Build / (Release)	(1,811)	(1,391)	(932)	(851)	(576)	68%
Global Consumer Banking
Net Credit Losses	3,040	2,832	2,545	2,423	2,278	(25)%
Credit Reserve Build / (Release)	(1,417)	(1,335)	(964)	(713)	(734)	48%
North America Regional Consumer Banking
Net Credit Losses	2,372	2,136	1,854	1,739	1,629	(31)%
Credit Reserve Build / (Release)	(1,201)	(1,240)	(955)	(785)	(841)	30%
Retail Banking
Net Credit Losses	88	79	65	70	62	(30)%
Credit Reserve Build / (Release)	2	7	9	5	(2)	NM
Citi-Branded Cards
Net Credit Losses	1,352	1,231	1,099	986	902	(33)%
Credit Reserve Build / (Release)	(642)	(752)	(655)	(678)	(549)	14%
Citi Retail Services
Net Credit Losses	932	826	690	683	665	(29)%
Credit Reserve Build / (Release)	(561)	(495)	(309)	(112)	(290)	48%
EMEA Regional Consumer Banking
Net Credit Losses	49	46	49	28	29	(41)%
Credit Reserve Build / (Release)	(34)	(55)	(32)	3	(5)	85%
Retail Banking
Net Credit Losses	23	23	29	12	12	(48)%
Credit Reserve Build / (Release)	(12)	(29)	(20)	6	2	NM
Citi-Branded Cards
Net Credit Losses	26	23	20	16	17	(35)%
Credit Reserve Build / (Release)	(22)	(26)	(12)	(3)	(7)	68%
Latin America Regional Consumer Banking
Net Credit Losses	407	425	406	446	430	6%
Credit Reserve Build / (Release)	(147)	(21)	63	38	113	NM
Retail Banking
Net Credit Losses	103	117	113	142	143	39%
Credit Reserve Build / (Release)	(69)	23	76	16	87	NM
Citi-Branded Cards
Net Credit Losses	304	308	293	304	287	(6)%
Credit Reserve Build / (Release)	(78)	(44)	(13)	22	26	NM
Asia Regional Consumer Banking
Net Credit Losses	212	225	236	210	190	(10)%
Credit Reserve Build / (Release)	(35)	(19)	(40)	31	(1)	97%
Retail Banking
Net Credit Losses	67	83	91	85	65	(3)%
Credit Reserve Build / (Release)	(14)	(2)	(13)	26	12	NM
Citi-Branded Cards
Net Credit Losses	145	142	145	125	125	(14)%
Credit Reserve Build / (Release)	(21)	(17)	(27)	5	(13)	38%

Institutional Clients Group (ICG)
Net Credit Losses	210	150	87	172	(58)	NM
Credit Reserve Build / (Release)	(394)	(56)	32	(138)	158	NM
Securities and Banking
Net Credit Losses	203	151	70	178	(60)	NM
Credit Reserve Build / (Release)	(394)	(83)	50	(145)	135	NM
Transaction Services
Net Credit Losses	7	(1)	17	(6)	2	(71)%
Credit Reserve Build / (Release)	—	27	(18)	7	23	—

Total Citicorp Provision for Loan Losses	$1,439	$1,591	$1,700	$1,744	$1,644	14%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)
Citi Holdings
Net Credit Losses	$3,018	$2,165	$1,881	$1,512	$1,734	(43)%
Credit Reserve Build / (Release)	(1,558)	(575)	(532)	(612)	(550)	65%
Brokerage and Asset Management
Net Credit Losses	1	—	3	—	—	(100)%
Credit Reserve Build / (Release)	(1)	(2)	—	—	(1)	—
Local Consumer Lending
Net Credit Losses	2,347	1,946	1,676	1,535	1,752	(25)%
Credit Reserve Build / (Release)	(556)	(182)	(255)	(426)	(520)	6%
Special Asset Pool
Net Credit Losses	670	219	202	(23)	(18)	NM
Credit Reserve Build / (Release)	(1,001)	(391)	(277)	(186)	(29)	97%

Total Citi Holdings Provision for Loan Losses	$1,460	$1,590	$1,349	$900	$1,184	(19)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,439	$1,591	$1,700	$1,744	$1,644	14%

Corporate / Other	—	—	—	—	—	—

Total Citigroup Provision for Loan Losses	$2,899	$3,181	$3,049	$2,644	$2,828	(2)%

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,997	$1,899	$1,639	$1,246	$1,017	(49)%
EMEA	2,437	1,954	1,748	1,293	1,194	(51)%
Latin America	606	528	442	362	263	(57)%
Asia	451	451	342	335	499	11%
Total	$5,491	$4,832	$4,171	$3,236	$2,973	(46)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$7,068	$6,125	$5,954	$6,046	$6,700	(5)%
EMEA	657	644	514	387	397	(40)%
Latin America	1,034	1,083	998	1,107	1,178	14%
Asia	562	549	480	450	474	(16)%
Total (3)	$9,321	$8,401	$7,946	$7,990	$8,749	(6)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$743	$770	$764	$23	$7	(99)%
Global Consumer Banking	33	40	46	48	41	24%
Brokerage and Asset Management	—	—	—	—	—	—
Local Consumer Lending	619	510	442	393	356	(42)%
Special Asset Pool	168	98	92	87	162	(4)%
Corporate/Other	14	16	13	15	14	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$1,577	$1,434	$1,357	$566	$580	(63)%

OREO By Region:
North America	$1,331	$1,245	$1,222	$441	$392	(71)%
EMEA	140	133	79	73	139	(1)%
Latin America	52	55	56	51	48	(8)%
Asia	54	1	—	1	1	(98)%
Total	$1,577	$1,434	$1,357	$566	$580	(63)%

Other Repossessed Assets (5)	$21	$18	$24	$1	$1	(95)%

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$5,491	$4,832	$4,171	$3,236	$2,973	(46)%
Consumer Non-Accrual Loans	9,321	8,401	7,946	7,990	8,749	(6)%
Non-Accrual Loans (NAL)	14,812	13,233	12,117	11,226	11,722	(21)%
OREO	1,577	1,434	1,357	566	580	(63)%
Other Repossessed Assets	21	18	24	1	1	(95)%
Non-Accrual Assets (NAA)	$16,410	$14,685	$13,498	$11,793	$12,303	(25)%

NAL as a % of Total Loans	2.32%	2.04%	1.90%	1.73%	1.81%
NAA as a % of Total Assets	0.84%	0.75%	0.70%	0.63%	0.63%

Allowance for Loan Losses as a % of NAL	247%	260%	265%	268%	248%

(1)    Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)    Excludes SOP 3-03 purchased distressed loans.

(3)    The first quarter of 2012  increase in non-accrual consumer loans in North America is attributable to an $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage is delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflects regulatory guidance that was issued on January 31, 2012.

(4)    Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(5)    Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(6)    There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,181	$1,189	$1,243	$921	$790	(33)%
EMEA	1,302	1,064	957	694	748	(43)%
Latin America	427	392	361	294	203	(52)%
Asia	356	341	300	308	472	33%
Total	$3,266	$2,986	$2,861	$2,217	$2,213	(32)%

Consumer Non-Accrual Loans By Region (2)
North America	$363	$341	$345	$345	$390	7%
EMEA	110	104	76	84	94	(15)%
Latin America	1,004	1,051	959	1,061	1,130	13%
Asia	359	364	323	311	348	(3)%
Total	$1,836	$1,860	$1,703	$1,801	$1,962	7%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$743	$770	$764	$23	$7	(99)%
Global Consumer Banking	33	40	46	48	41	24%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$776	$810	$810	$71	$48	(94)%

OREO By Region:
North America	$727	$759	$766	$30	$15	(98)%
EMEA	11	12	10	9	5	(55)%
Latin America	34	38	34	31	27	(21)%
Asia	4	1	—	1	1	(75)%
Total	$776	$810	$810	$71	$48	(94)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$3,266	$2,986	$2,861	$2,217	$2,213	(32)%
Consumer Non-Accrual Loans	1,836	1,860	1,703	1,801	1,962	7%
Non-Accrual Loans (NAL)	5,102	4,846	4,564	4,018	4,175	(18)%
OREO	776	810	810	71	48	(94)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$5,878	$5,656	$5,374	$4,089	$4,223	(28)%

NAA as a % of Total Assets	0.43%	0.40%	0.38%	0.30%	0.30%

Allowance for Loan Losses as a % of NAL	403%	397%	386%	416%	391%

N/A Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 42) for total Citigroup balances.

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

						1Q12 vs.
	1Q	2Q	3Q	4Q	1Q	1Q11 Increase/
	2011	2011	2011	2011	2012	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$816	$710	$396	$325	$227	(72)%
EMEA	1,135	890	791	599	446	(61)%
Latin America	179	136	81	68	60	(66)%
Asia	95	110	42	27	27	(72)%
Total	$2,225	$1,846	$1,310	$1,019	$760	(66)%

Consumer Non-Accrual Loans By Region (2)
North America (3)	$6,705	$5,784	$5,609	$5,701	$6,310	(6)%
EMEA	547	540	438	303	303	(45)%
Latin America	30	32	39	46	48	60%
Asia	203	185	157	139	126	(38)%
Total (3)	$7,485	$6,541	$6,243	$6,189	$6,787	(9)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—
Local Consumer Lending	619	510	442	393	356	(42)%
Special Asset Pool	168	98	92	87	162	(4)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$787	$608	$534	$480	$518	(34)%

OREO By Region:
North America	$590	$470	$443	$396	$363	(38)%
EMEA	129	121	69	64	134	4%
Latin America	18	17	22	20	21	17%
Asia	50	—	—	—	—	(100)%
Total	$787	$608	$534	$480	$518	(34)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$2,225	$1,846	$1,310	$1,019	$760	(66)%
Consumer Non-Accrual Loans	7,485	6,541	6,243	6,189	6,787	(9)%
Non-Accrual Loans (NAL)	9,710	8,387	7,553	7,208	7,547	(22)%
OREO	787	608	534	480	518	(34)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$10,497	$8,995	$8,087	$7,688	$8,065	(23)%

NAA as a % of Total Assets	3.56%	3.39%	3.27%	3.42%	3.86%

Allowance for Loan Losses as a % of NAL	165%	180%	191%	186%	168%

N/A Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 42) for total Citigroup balances.

(1)      Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)      Excludes SOP 3-03 purchased distressed loans.

(3)      The first quarter of 2012  increase in non-accrual consumer loans in North America is attributable to an $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage is delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflects regulatory guidance that was issued on January 31, 2012.

(3)      Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)      Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)      There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents Common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q
	2011	2011	2011	2011	2012

Tangible Book Value Per Share (page 1):

Total Common Equity	$170,725	$176,052	$177,060	$177,494	$181,508
Less:
Goodwill - as reported	26,339	26,621	25,496	25,413	25,810
Intangible Assets (Other than MSRs) - as reported	7,280	7,136	6,800	6,600	6,413

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	165	—	—	—	—
Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	—	—	—

Net Deferred Taxes - Related to Goodwill and Intangible Assets	53	50	47	44	41
Tangible Common Equity	$136,888	$142,245	$144,717	$145,437	$149,244
Common Shares Outstanding, at period end	2,920.6	2,917.9	2,923.7	2,923.9	2,932.2
Tangible Book Value Per Share	$46.87	$48.75	$49.50	$49.74	$50.90

Reclassified to conform to the current period’s presentation.